UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 20, 2015

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 849-9500

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 20, 2015, we issued shares of restricted common stock to three of our executive officers under separate restricted stock award contracts. Richard R. Allen, Anthony Saravanos and Andrew L. Graham were awarded 2,500 shares each. In each case the shares are subject to forfeiture upon termination of employment and restrictions on transfer. Forfeiture is mandatory in lieu of income tax withholding. The risk of forfeiture and the restrictions will lapse in four annual 625 share increments. The shares were granted pursuant to our 2012 Omnibus Incentive Plan.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Certain Officers. Compensatory Arrangements of Certain Officers

As previously announced, effective May 31, 2015, Scott R. Wallace has retired and resigned as president of our insurance subsidiary Homeowners Choice Property & Casualty Insurance Company, Inc. Paresh Patel, our chief executive officer, has been elected to succeed Mr. Wallace as president of the subsidiary, a position Mr. Patel previously held in 2011 and 2012.

The matters described in Item 1.01 above are incorporated into Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our 2015 Annual Meeting of Shareholders on May 27, 2015. Two matters were voted upon at the meeting: (1) the election of three Class C directors; and (2) the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2015.

James Macchiarola, Harish Patel and Martin Traber were elected to the board of directors at the meeting. The number of votes cast for and the number of votes withheld as to each director nominee appear below. The total number of broker non-votes in this matter was 2,162,525.

Director Nominee	For	Withheld
James Macchiarola	4,176,845	3,180.616
Harish Patel	4,472,921	2,884,540
Martin Traber	2,269,869	4,663,592

The number of votes cast for, against and abstaining and the number of broker non-votes in the second matter voted upon appear below.

	For	Against	Abstain	Broker Non- Votes
Ratification of the appointment of Dixon Hughes Goodman LLP as the company’s independent registered public accounting firm for the year ending December 31, 2015.	9,460,324	15,580	44,082	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 1, 2015.

HCI GROUP, INC.

	BY:	/s/ Richard R. Allen
	Name:	Richard R. Allen
	Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.